FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report: December 15, 1997
                     (Date of earliest event reported)


   LEVITZ FURNITURE INCORPORATED              LEVITZ FURNITURE CORPORATION
  (Exact name of registrant as specified     (Exact name of registrant
       in its charter)                        as specified in its charter)


  DELAWARE                    33-47377-01            23-2351830
(State or other             (Commission File       (IRS Employer
jurisdiction of                Number)             Identification No.)
incorporation)


  FLORIDA                       33-47377             23-1657490
(State or other             (Commission File       (IRS Employer
jurisdiction of                Number)             Identification No.)
incorporation)


                      6111 BROKEN SOUND PARKWAY, N.W.
                       BOCA RATON, FLORIDA 33487-2799
                               (561) 994-6006
 (Address including zip code, and telephone number including area code of registrants' principal executive offices)



Item 5. Other Events.

            Levitz Furniture Corporation, a Florida corporation ("LFC"), and its wholly owned subsidiary, John M. Smyth Company, an Illinois corporation ("JMS"), entered into an Asset Purchase Agreement (the "Purchase Agreement"), dated as of December 15, 1997, with Heilig-Meyers Company, a Virginia corporation ("Heilig"), pursuant to which Heilig will purchase substantially all of the assets of JMS. LFC is a wholly owned subsidiary of Levitz Furniture Incorporated, a Delaware corporation ("LFI"). The purchase price to be paid to JMS by Heilig will include $23,680,000 in consideration for the transfer of certain real property and improvements as well as additional amounts for the equipment, inventory, accounts receivable, deposits and prepaid expenses, cash on hand and certain customer accounts of JMS (collectively, the "JMS Assets"). Pursuant to the Purchase Agreement, the aggregate purchase price to be paid to JMS by Heilig, which will not be determinable until the consummation of the transaction, is currently expected to be approximately $35 million to $40 million.

            Pursuant to an order of the United States District Court for the District of Delaware dated December 15, 1997 (the "Procedures Order"), a copy of which is attached hereto, competing bids for the purchase of the JMS Assets will be accepted until December 30, 1997. If qualified bids are received, an auction of the JMS Assets will be held on January 5, 1998. A hearing on the sale of the JMS Assets to Heilig or the successful bidder at any auction is scheduled for January 7, 1998. Subject to (i) the approval of the Court, (ii) the absence of a superior offer from a third party bidder and (iii) the satisfaction or waiver of certain standard conditions to the consummation of the transaction, including, without limitation, the expiration or termination of the applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, LFC and JMS anticipate consummating the transaction during January of 1998.

            The foregoing is a summary only and is qualified in its entirety by reference to the Purchase Agreement and the Procedures Order, copies of which are attached hereto as Exhibits to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Exhibits:

      99.1 Asset Purchase Agreement, dated as of December 15, 1997, among Heilig-Meyers Company, John M. Smyth Company and Levitz Furniture Corporation.

      99.2 Order of the United States District Court for the District of Delaware, dated December 15, 1997, under 11 U.S.C.ss.ss.105 and 363 (i) approving bidding procedures and termination fee in connection with the proposed sale of substantially all of the assets of John M. Smyth Company and John M. Smyth Realty Company and related assumption and assignment of certain executory contracts and unexpired leases, (ii) scheduling a hearing date on the sale of such assets, and (iii) approving form and manner of notice thereof.



                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEVITZ FURNITURE INCORPORATED


                              By: /s/ Edward P. Zimmer
                                  _________________________
                                   Edward P. Zimmer
                                   Vice President


Date:  December 19, 1997


                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEVITZ FURNITURE CORPORATION


                              By:  /s/ Edward P. Zimmer
                                   ________________________
                                     Edward P. Zimmer
                                     Vice President



Date:  December 19, 1997



                            INDEX TO EXHIBITS

      Exhibit
      Number                        Exhibit

      99.1 Asset Purchase Agreement, dated as of December 15, 1997, among Heilig-Meyers Company, John M. Smyth Company and Levitz Furniture Corporation.

      99.2 Order of the United States District Court for the District of Delaware, dated December 15, 1997, under 11 U.S.C.ss.ss.105 and 363 (i) approving bidding procedures and termination fee in connection with the proposed sale of substantially all of the assets of John M. Smyth Company and John M. Smyth Realty Company and related assumption and assignment of certain executory contracts and unexpired leases, (ii) scheduling a hearing date on the sale of such assets, and (iii) approving form and manner of notice thereof.